UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

May 18, 2025

Date of Report (date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

DE	0-21272	77-0228183
(State or other jurisdiction of incorporation or	(Commission File	(I.R.S. Employer Identification
organization)	Number)	No.)

2700 North First Street
San Jose,	CA	95134

(Address of principal executive offices, including zip code)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	SANM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Equity Purchase Agreement

On May 18, 2025 (the “Signing Date”), Sanmina Corporation, a Delaware corporation (“Sanmina” or “Buyer”), entered into an Equity Purchase Agreement (the “Agreement”) with Advanced Micro Devices, Inc. ("AMD"), a Delaware corporation, AMD Design, LLC (the “Seller”), a Delaware limited liability company and wholly owned subsidiary of AMD, and ZT Group Int’l, Inc., a New Jersey corporation (“ZT Systems” or the “Company”), pursuant to which Buyer will purchase all of the outstanding equity interests of the Company from the Seller (the “Equity Purchase”). The transaction excludes certain research and development functions of the Company, including related employees and assets.

The aggregate consideration (including contingent consideration) payable by Buyer in connection with the Equity Purchase consists of (a) $2.4 billion in the form of cash payable to the Seller, subject to certain adjustment based on the Company’s closing cash, closing net working capital relative to a target amount, closing indebtedness and closing expenses, as set forth in the Agreement and (b) such number of shares of Buyer common stock (“Buyer Stock”) (determined by dividing $150.0 million by a price per share of Buyer Stock (the “Buyer Stock Value”) based on the daily volume-weighted average sales price per share of Buyer Stock on the Nasdaq Global Select Market for the five trading days ending on and including the second trading day immediately preceding the Closing Date) (rounded down to the nearest whole share) issuable to the Seller. In addition, pursuant to the terms of the Agreement, the Seller will be eligible to receive additional Contingent Consideration (as defined in the Agreement)consisting of up to $450 million of cash to the extent certain financial metrics are met during the three-year period following the closing of the Equity Purchase.

The obligation of the parties to consummate the transactions contemplated by the Agreement is subject to the satisfaction or waiver of a number of customary conditions, including: (a) receipt of certain specified required regulatory approvals; (b) the absence of laws or orders restraining the consummation of the Equity Purchase; (c) certain representations and warranties of Buyer, the Company and the Seller being true and correct, subject to the materiality standards contained in the Agreement, and Buyer, the Company and the Seller having complied in all material respects with their respective obligations under the Agreement; (d) the absence of any effects that have constituted or resulted in, or would reasonably be expected to constitute or result in, a material adverse effect for Buyer or the Company; and (e) the receipt by Buyer and the Seller of certain closing agreements and certificates.

The Agreement contains customary representations and warranties given by Buyer, the Company and the Seller. Buyer, the Company and the Seller have also each made customary covenants in the Agreement, including covenants by the Company relating to conduct of its business prior to the closing of the Equity Purchase. Buyer has obtained representation and warranty insurance, which will serve as Buyer's sole recourse, other than in limited exceptions, for losses related to breaches of the representations and warranties of the Company or Seller following the closing. The Agreement contains customary termination rights for Buyer and the Company, including if the Equity Purchase is not completed by May 18, 2026 (subject to extension, including two automatic extensions until November 18, 2026, to the extent certain specified required regulatory approvals remain outstanding) (the “Outside Date”). Under the Agreement, Buyer will be required to pay a termination fee to the Company of $153 million if the Agreement is terminated by the Company or the Seller in certain circumstances related to the failure to obtain certain regulatory approvals prior to the Outside Date (or $76.5 million if such failure is related to a particular regulatory approval). The parties have generally agreed to use their respective reasonable best efforts to complete the Equity Purchase, including obtaining certain specified required regulatory approvals for the transaction.

In connection with the Equity Purchase, Sanmina expects to negotiate and execute a series of commercial agreements with AMD, including arrangements related to design services, datacenter support and manufacturing, among others. The strategic partnership is expected to accelerate time-to-market and deployment of complex AI rack systems to customers around the world.

Buyer intends to issue the shares of Buyer Stock as part of the Closing Consideration in reliance upon the exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act, and/or Regulation S promulgated under the Securities Act. The shares of Buyer Stock are subject to a restriction on sale which lapses over a three-year period.

The Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Agreement reflect negotiations between the parties to the Agreement and are not intended as statements of fact to be relied upon by stockholders, or any individual or other entity other than the parties. In particular, the representations, warranties, covenants and agreements in the Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, and unless required by applicable law, Buyer undertakes no obligation to update such information.

The foregoing description of the Equity Purchase and the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about Buyer or the Company.

Bridge Commitment Letter

In connection with the entry into the Equity Purchase described above, on May 18, 2025, Sanmina entered into a commitment letter (the “Bridge Commitment Letter”) with Bank of America, N.A. and BofA Securities, Inc. (together, the “Commitment Parties”), pursuant to which the Commitment Parties have agreed, subject to the terms and conditions set forth therein, to provide Sanmina with certain committed financing in order to fund a portion of the consideration payable in the acquisition of ZT Systems pursuant to the Equity Purchase and to pay related fees and expenses.

The Bridge Commitment Letter provides for, among other things, a senior secured 364-day bridge loan facility in an aggregate principal amount of up to $2.5 billion (the “Bridge Facility”), which is intended to be available to Sanmina to finance, together with other sources of funds, the Equity Purchase and related expenses in the event that Sanmina has not obtained other permanent financing prior to the closing of the Equity Purchase. The Bridge Facility is subject to customary conditions precedent to funding, including the consummation of the Equity Purchase in accordance with the terms of the Equity Purchase Agreement, the absence of a material adverse effect (as defined in the Equity Purchase Agreement), the delivery of specified historical financial information, and other customary funding conditions for facilities of this type.

The Bridge Commitment Letter also contemplates that Sanmina will seek to obtain permanent financing in the form of senior secured term loans and/or senior secured or unsecured notes prior to the closing of the Equity Purchase, and that the commitments under the Bridge Facility will be reduced by the amount of any such permanent financing (or permanent financing commitments) obtained. The Bridge Facility, if drawn, will be guaranteed by certain subsidiaries of the Company and secured by a first priority security interest in substantially all of the assets of Sanmina and the guarantor subsidiaries of Sanmina, subject to certain exceptions, along with the guarantee of, and security for, the current credit facilities.

The Bridge Commitment Letter contains customary representations, warranties, covenants, indemnification provisions, and conditions precedent to funding. Sanmina has agreed to pay certain fees and expenses in connection with the Bridge Facility and the backstop facilities, as set forth in the Bridge Commitment Letter and certain related fee letters.

The foregoing description of the Bridge Commitment Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Bridge Commitment Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 7.01 REGULATION FD DISCLOSURE

On May 19, 2025, Sanmina issued a press release announcing execution of the Agreement and furnished an investor presentation that provides information regarding the Equity Purchase. Copies of the press release and the investor presentation are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, if such subsequent filing specifically references such information.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements concerning Sanmina Corporation, AMD, the Seller and ZT Group Int’l, Inc., the proposed transaction and financing described herein and other matters. These forward-looking statements address, among other things, anticipated future plans, objectives, strategies, events, results of operations, or financial condition, and are based on current expectations, estimates, and projections. Such statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated. Forward-looking statements speak only as of the date they are made or as of the specific dates indicated in such statements. These statements should not be relied upon as guarantees or predictions of future events, as actual results or developments may differ materially from those projected or implied and there can be no assurance that the events or circumstances reflected in these statements will be achieved or will occur. Forward-looking statements can often, but not always, be identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” “anticipates,” “designed,” or the negative of these words and phrases, other variations of these words and phrases or comparable terminology. The forward-looking statements in this report relate to, among other things, anticipated business opportunities, the receipt of required regulatory approvals, satisfaction of other closing conditions, the expected timing and completion of the transaction, the integration of the businesses, the strategic partnership with AMD, the acquisition of ZT Systems, and the expected benefits, accretion, synergies, and growth resulting from the transaction. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements. These risks include, among other things: Such risks include, but are not limited to: failure to obtain required regulatory approvals in a timely manner or at all; failure to satisfy other closing conditions or to complete the transaction on the anticipated terms or timeline; adverse effects resulting from the announcement or pendency of the transaction; risks related to the successful integration of the businesses; the failure to finalize the strategic partnership or commercial arrangements with AMD; the possibility that Sanmina may not realize the expected benefits, cost savings, accretion, synergies, or growth from the acquisition of ZT Systems, or that such benefits may be delayed; disruptions to business operations or plans as a result of the transaction; unanticipated costs or difficulties in integrating ZT Systems; significant transaction and integration costs, or unknown or inestimable liabilities associated with the transaction; restrictions during the pendency of the transaction that may limit the ability to pursue certain business opportunities or strategic transactions; potential impacts of the announcement or completion of the transaction on relationships with suppliers, customers, employees, or regulators; and fluctuations in demand for the products of Sanmina, ZT Systems, or the combined company. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in Sanmina’s Annual Report on Form 10-K for the fiscal year ended September 28, 2024, subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Sanmina does not assume, and hereby disclaims, any obligation to update forward-looking statements, except as may be required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No	Description

2.1*	Equity Purchase Agreement dated as of May 18, 2025, by and among Sanmina Corporation, Advanced Micro Devices, Inc., AMD Design, LLC, and ZT Group Int’l, Inc.

10.1**	Bridge Commitment Letter, dated as of May 18, 2025 by and among Sanmina Corporation, Bank of America, N.A., and BofA Securities, Inc.

99.1	Press Release of Sanmina Corporation dated May 19, 2025.

99.2	Investor Presentation dated May 19, 2025.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Sanmina hereby undertakes to furnish supplemental copies of any of the omitted annexes, schedules and exhibits upon request by the SEC.

**	Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. Sanmina hereby undertakes to furnish unredacted copy of the exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANMINA CORPORATION

By:	/s/ JONATHAN FAUST
Jonathan Faust
Executive Vice President and Chief Financial Officer

Date:   May 19, 2025